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                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT, dated as of ______ __, 1996, between GO2NET, INC., a Delaware corporation (the "Company"), and _________________________ (the "Subscriber").

     A. Subscription. Subject to the terms and conditions of this subscription agreement (the "Subscription Agreement"), the Subscriber hereby agrees to purchase, and the Company agrees to sell, ________ shares (the "Shares") of the Company's 9% Cumulative Redeemable Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a subscription price of $___ per share (the "Purchase Price"). Payment for the Shares shall be made by delivery to the Company of a check in the amount of the aggregate Purchase Price for the Shares made payable to the Company.

     B. Acceptance of Subscription. The Subscriber acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf. The Subscription Agreement either will be accepted or rejected, in whole or in part, as promptly as practical after receipt. Upon rejection of this Subscription Agreement for any reason, all items received with this Subscription Agreement shall be returned to the Subscriber without deduction for any fee, commission or expense, and without accrued interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect.

     C. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

          1. The Subscriber is either (i) an "accredited investor", as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a "qualified investor", defined as an investor who has a net worth, exclusive of homes, furnishings and automobiles, of more than five (5) times the amount of the aggregate Purchase Price described in paragraph A above. The Subscriber agrees to provide the Company with any information which the Company may request in order to confirm the Subscriber's status as either an "accredited investor" or "qualified investor";

          2. The Subscriber has relied solely upon investigations made by or on behalf of the Subscriber or his representative in evaluating the suitability of an investment in the Company and recognizes that an investment in the Company involves a high degree of risk;

          3. The Subscriber has been advised that (i) it is unlikely that there will be a market for the Shares; and (ii) it may not be possible to readily liquidate this investment;

          4. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his net worth; his investment in the Company will not cause such overall commitment to become excessive; and he can afford to bear the loss of his entire investment in the Company;

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          5. The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Company;

          6. The Subscriber satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Shares are purchased occurs;

          7. The Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, or the Subscriber has employed the services of an independent investment advisor, attorney or accountant to assist in the evaluation of the merits of an investment in the Company. The Subscriber acknowledges that the Company has neither developed nor prepared a business plan and that the Company has not determined what products or services to develop and offer for sale;

          8. The Subscriber has received, read, understood and is familiar with the "Risk Factors" (set forth on Exhibit A hereto) which set forth certain risks to be considered in evaluating an investment in the Company and the Company's Certificate of Incorporation (set forth on Exhibit B hereto) which sets forth, among other things, the preferences, designations and limitations of the Shares. The Subscriber recognizes that the Company is a newly formed corporation and does not have, nor has it ever had, operational income or assets;

          9. The Subscriber confirms that the Company has made available to Subscriber the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the activities of the Company, and otherwise to obtain any additional information, to the extent that the Company possesses such information;

          10. The Subscriber hereby acknowledges that the Subscriber has been advised that this offering of the Shares has not been registered with, or reviewed by, the Securities and Exchange Commission (the "SEC") or any state securities agency because this offering of the Shares is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act and the relevant state securities laws. The Subscriber represents that the Shares are being purchased for the Subscriber's own account, for investment purposes only and not with a view towards distribution or resale to others. The Subscriber agrees that the Subscriber will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act and the relevant state securities laws, or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Subscriber understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of a claimed exemption under the provisions of the Securities Act and the relevant state securities laws which depend, in part, upon the Subscriber's investment intention. In this respect, the Subscriber understands that it is the position of the SEC and various state securities agencies that the statutory basis for such exemption would not be present if the Subscriber's representations merely meant that the Subscriber's present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred

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     sale or for any other fixed period. The Subscriber realizes that the SEC or certain state securities agencies might regard a purchase with an intent inconsistent with the Subscriber's representations to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available;

          11. The Subscriber understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Shares;

          12. The execution, delivery and performance by the Subscriber of the Subscription Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound; and, if the Subscriber is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust or partnership agreement, as applicable, of the Subscriber. The signatures on the Subscription Agreement are genuine; and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same, or, if the Subscriber is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligations of the Subscriber, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law;

          13. The Subscriber acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Shares;

          14. The Subscriber has relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

          15. The Subscriber understands that the Company will review this Subscription Agreement and certain additional information, where applicable, and the Company is hereby given authority by the Subscriber to call the Subscriber's bank or place of employment or otherwise investigate or review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close or terminate the offering of the Shares for any reason whatsoever;

          16. The Subscriber is not aware that any person, and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of Shares. The Company has also

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     agreed to indemnify its affiliates and certain other related persons against certain liabilities under the federal securities laws, including its general partner and its affiliates; and

          17. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph A hereof, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor.

     D. Indemnification. The Subscriber acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants in paragraph C hereof and that the Company has relied upon such representations, warranties and covenants, and he hereby agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons, agents and employees (collectively, the "Indemnified Persons"), who are or may be parties or are or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or the Indemnified Persons (or any agent or representative of any of them), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained herein, against losses, damages, liabilities or expenses for which the Company or any Indemnified Person has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or any Indemnified Person in connection with such action, suit or proceeding. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to the Subscriber under federal or state securities laws. All representations, warranties

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and covenants contained in this Subscription Agreement and the indemnification contained in this paragraph D shall survive the acceptance of this subscription.

     E. Restrictions on Transfer. The Subscriber understands and agrees that the following restriction and limitation is applicable to the Subscriber's investment in the Shares pursuant to Section 4(2) of the Securities Act and shall appear on each certificate representing the Shares:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE."

     F. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Subscriber as follows:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own and/or lease its properties and to conduct its business as currently conducted;

          2. The execution, delivery and performance of this Subscription Agreement by the Company is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or
     (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law;

          3. The Shares, when issued against payment therefor in accordance with the terms and conditions hereof, will be validly issued, duly authorized, fully paid and nonassessable shares of Preferred Stock and will be free of any and all liens, options, encumbrances, charges, third-party rights or claims of any nature whatsoever except for restrictions on transfers set forth therein granted by the Subscriber or imposed by law; and

          4. To the best of the Company's knowledge, no material consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Subscription Agreement or the offer, sale or issuance of the Shares, except for filings that shall be made at or prior to any closing of the sale of Shares hereunder.

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     G. Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

     H. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          1. If to the Subscriber, to the address set forth on the signature page of this Subscription Agreement;

          2. If to the Company, to:

             GO2NET, INC.
             1301 Fifth Avenue
             Suite 3320
             Seattle, Washington 98101; or

          3. At such other address as the Subscriber or the Company may hereafter have advised the other.

     I. Binding Effect. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns.

     J. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Agreement.

     K. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

     L. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles thereof relating to conflicts of law.

     M. Certain Disclosures. The Company may present this Subscription Agreement to such persons as they deem advisable if compelled by law or called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

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     IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement as of the _____ day of ________, 1996.


                                                    GO2NET, INC.


                                                    By:
                                                       -------------------------
                                                    Name: Russell C. Horowitz
                                                    Title:   President

                                                    SUBSCRIBER


                                                    ----------------------------
                                                    (Signature of Subscriber)

                                                    ----------------------------
                                                    (Name Typed or Printed)

                                                    ----------------------------
                                                    (Signature of Co-Subscriber)

                                                    ----------------------------
                                                    (Name Typed or Printed)
TYPE OF OWNERSHIP
(CHECK ONE):

NATURAL PERSONS

_____ Individual                             Mailing Address (if not residence):
_____ Joint tenants with
         rights of survivorship
_____ Tenants in common
_____ Tenants by the entirety

ENTITIES

_____ Corporation, Company or Trust                 Residence Address:
_____ Pension or Profit Sharing Plan or Trust
_____ Individual Retirement Account
_____ Tax Exempt Organization Estate
_____ Other (specify) _________________________

Social Security or Federal Tax Identification
Number of Subscriber: _____________________


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